UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 20, 2025

Good Times Restaurants Inc. (Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 20, 2025, Good Times Restaurants Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). The Company’s shareholders voted on three proposals: (1) to elect five directors of the Company to serve for the next year; (2) to submit an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers; and (3) to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. These matters are more fully described in the Company’s Proxy Statement for the 2025 Annual Meeting which was filed with the Securities and Exchange Commission on January 6, 2025.

The shareholders elected all five director nominees, two years received the most votes as to the frequency of future advisory votes on the compensation of the Company’s named executive officers (NEOs), and the shareholders’ ratified Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. Consistent with the shareholders’ preference expressed in the advisory vote, the Company has chosen two years as the frequency of future advisory votes on the compensation of the Company’s NEOs until the next required vote on the frequency of shareholder votes on the compensation of NEOs.

Proposal 1:	Election of Directors

The Company’s shareholders elected the following five nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

	For	Withheld	Broker Non-Votes
Charles E. Jobson	4,869,228	206,097	3,735,865
Jason S. Maceda	4,393,858	681,467	3,735,865
Sophia Rivka Rossi	4,396,644	678,681	3,735,865
Jennifer C. Stetson	4,906,106	169,219	3,735,865
Ryan M. Zink	4,608,613	466,712	3,735,865

Proposal 2:	to submit an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,457,750	2,466,814	127,680	3,081	3,735,865

Proposal 3:	To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025

For	Against	Abstain
8,702,036	49,128	60,026

Item 8.01	Other Events

The Company’s Board of Directors elected the Chairman of the Board and Board of Director Committee Members set forth below. Biography information is more fully described the Company’s Proxy Statement for the 2025 Annual Meeting.

Charles E. Jobson will serve as Chairman of the Board.

Audit Committee	Compensation Committee
Jason S. Maceda, Committee Chairman	Jennifer C. Stetson, Committee Chairman
Charles E. Jobson	Charles E. Jobson
Jennifer C. Stetson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: February 26, 2025
Ryan M. Zink
President and Chief Executive Officer

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